                                                                   EXHIBIT 99.1

NEWS RELEASE

RELEASE: IMMEDIATE                                FOR: CENTURY BANCSHARES, INC.

CONTACTS: MEDIA: JOSEPH S. BRACEWELL, CHAIRMAN/CEO  202-496-4040

          INVESTOR RELATIONS: DALE G. PHELPS, SVP/CFO  301-468-8667



                            CENTURY BANCSHARES, INC.
                         ANNOUNCES THIRD QUARTER RESULTS

         Washington, D.C., October 22, 2001, CENTURY BANCSHARES, INC. (NASDAQ SmallCap Market: CTRY) announced today that net income, exclusive of after-tax merger-related expense (or "core earnings"), for the third quarter was $102,000 or $0.02 per diluted common share, a 76% decrease compared with net income of $433,000, or $0.10 per diluted common share in the third quarter of 2000. Core earnings for the first nine months of 2001 were $1.344 million, or $0.30 per diluted common share, a 1% increase over 2000 when core earnings were $1.326 million, or $0.30 per diluted common share

         As a result of the events of September 11, several industries and the economy in general have been negatively impacted. One of the sectors specifically impacted has been the travel and hotel industry, which has seen increased cancellations and low occupancy rates. As a result of our concentration in this industry and the importance of this industry to the Washington, DC economy, the allowance for credit losses was increased to 1.21%. The 164% increase in provision for credit losses resulting from this boosting of credit loss allowance combined with a 5% increase in noninterest expense and slow growth in net interest income and noninterest income acted to negatively impact our third quarter earnings performance. While average earning assets for the third quarter of 2001 increased 14% compared with the same quarter last year, net interest income increased only 4% as the net interest margin declined from 4.29% to 3.88%
resulting from declining market rates and more intense competition for loans and deposits. On a positive note, the net interest margin has held steady at 3.88% for the past two quarters despite an additional 75 basis point easing by the Federal Reserve during the third quarter of 2001.

         Including after-tax merger-related expense of $438,000, Century reported a net loss for the third quarter 2001 of $336,000, or $0.07 per diluted common share compared with net income of $433,000, or $0.30 per diluted common share for the same period last year. Including after-tax merger-related expense of $2.217 million and after-tax net gains realized from investment portfolio repositioning of $951,000, net income for the first nine months of 2001 was $78,000, or $0.02 per diluted common share compared with $1.326 million, or $0.30 per diluted common share for the same period last year.

         "Clearly, Century's financial performance this year has been dominated by merger-related expense - first as the acquiror in the GrandBanc merger closed during the first quarter, and more recently as the acquiree in our pending merger with United," said Joseph S. Bracewell, Chairman, President and CEO. "Notwithstanding the negative short-term impact on our earnings performance, we continue to believe that both of these merger transactions will provide substantial value for our stockholders in the long run."

         Total assets at September 30, 2001 were $413.4 million, an increase of $14.1 million, or 4%, compared with $399.3 million one year earlier. Total loans, net of unearned income, at September 30, 2001 were $291.0 million and total deposits were $330.3 million, reflecting increases of 21% and 4%, respectively, compared with September 30, 2000.

         CenturyBancshares, Inc. is the parent company of Century National Bank, a community bank providing a full range of loans and financial services to professionals, small businesses, and non-profit organizations in the Washington, DC metropolitan area. Century operates eleven banking offices - five in Northern Virginia, four in Montgomery County, and two in the District - and owns an insurance agency. On June 14, 2001, Century signed a definitive agreement to merge with United Bankshares, Inc. The merger with United, which is subject to regulatory and shareholder approvals, is expected to close in the fourth quarter of this year.

         This press release contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although the Company believes that the expectations reflected in such forward looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Important factors that could cause actual results to differ materially from the Company's expectations are disclosed in its Form 10-K dated March 29, 2001, filed with the Securities and Exchange Commission and are incorporated by reference herein (Cautionary Disclosures). Subsequent written and oral forward looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the Cautionary Disclosures.

         ADDITIONAL INFORMATION

         SHAREHOLDERS OF CENTURY AND OTHER INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS INCLUDED IN THE REGISTRATION STATEMENT ON FORM S-4 FILED BY UNITED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION
(SEC) IN CONNECTION WITH THE PROPOSED MERGER OF CENTURY AND UNITED. THE PROXY STATEMENT/PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT CENTURY, UNITED, THE MERGER, AND ABOUT PERSONS SOLICITING PROXIES IN THE MERGER, INCLUDING OFFICERS AND DIRECTORS OF CENTURY, AND THEIR INTEREST IN THE MERGER.

         INVESTORS MAY OBTAIN A FREE COPY OF THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS ON THE SEC'S WEB SITE (http://www.sec.gov). A PROXY STATEMENT/PROSPECTUS WITH RESPECT TO THE PROPOSED MERGER AND OTHER RELEVANT DOCUMENTS WILL ALSO BE MADE AVAILABLE FOR FREE TO CENTURY STOCKHOLDERS BY CONTACTING CENTURY'S SHAREHOLDER RELATIONS DEPARTMENT AS FOLLOWS:

SHAREHOLDER RELATIONS
CENTURY BANCSHARES, INC.
1275 PENNSYLVANIA AVENUE, NW
WASHINGTON, DC 20004
202-496-4100

                                 (tables follow)

                            CENTURY BANCSHARES, INC.
                        FINANCIAL HIGHLIGHTS (UNAUDITED)

-------------------------------------------------------------------------------------------------------------
                                                           Quarter Ended                Nine Months Ended
                                                           September 30,                  September 30,
                                                     --------------------------    --------------------------
(Dollars in thousands, except per share amounts)        2001             2000          2001           2000
                                                     -----------     -----------   -----------     ----------
EARNINGS DATA:
Interest Income                                      $     7,268     $    7,204    $    22,682     $   19,615
Interest Expense                                           3,563          3,639         11,657          9,168
                                                     -----------     ----------    -----------     ----------
Net Interest Income                                        3,705          3,565         11,025         10,447
Provision for Credit Losses                                  725            275          1,295            715
                                                     -----------     ----------    -----------     ----------
Net Interest Income After Provision                        2,980          3,290          9,730          9,732
Noninterest Income                                           524            519          1,963          1,469
Noninterest Expense                                        3,381          3,216          9,669          9,150
                                                     -----------     ----------    -----------     ----------
Income Before Income Tax Expense                             123            593          2,024          2,051
Income Tax Expense                                            21            160            680            725
                                                     -----------     ----------    -----------     ----------
CORE OPERATING INCOME ("CORE")                               102            433          1,344          1,326
Merger-Related Expense-Net of Income Tax                    (438)            --         (2,217)            --
Investment Portfolio Repositioning Gains-Net
    of Income Tax                                             --             --            951             --
                                                     -----------     ----------    -----------     ----------
NET (LOSS) INCOME                                    $      (336)    $      433    $        78     $    1,326
                                                     ===========     ==========    ===========     ==========
PER SHARE DATA:
Basic Earnings Per Share-Net (Loss) Income           $     (0.08)    $     0.10    $      0.02     $     0.31
Basic Earnings Per Share-Core                        $      0.02     $     0.10    $      0.31     $     0.31
Diluted Earnings Per Share-Net (Loss) Income         $     (0.07)    $     0.10    $      0.02     $     0.30
Diluted Earnings Per Share-Core                      $      0.02     $     0.10    $      0.30     $     0.30
Book Value Per Share (Period End)                    $      5.78     $     5.44    $      5.78     $     5.44
Average Shares Outstanding (Basic)                     4,351,993      4,285,427      4,324,332      4,276,476
Average Shares Outstanding (Diluted)                   4,649,481      4,376,229      4,525,757      4,362,276
Shares Outstanding (Period End)                        4,359,213      4,290,985      4,359,213      4,290,985

PERIOD END BALANCE SHEET DATA:
Total Assets                                                                       $   413,437     $  399,319
Total Loans, Net of Unearned Income                                                    291,000        240,048
Allowance for Credit Losses                                                              3,516          2,312
Total Earning Assets                                                                   382,791        367,822
Total Intangible Assets                                                                  5,264          6,020
Total Noninterest-Bearing Deposits                                                      53,394         52,636
Total Interest-Bearing Deposits                                                        276,892        263,448
Total Deposits                                                                         330,286        316,084
Total Other Interest-Bearing Liabilities                                                53,176         57,379
Total Liabilities                                                                      388,238        375,988
Total Stockholders' Equity                                                              25,199         23,331
                                                                                   -----------     ----------
Total Liabilities and Equity                                                       $   413,437     $  399,319
                                                                                   ===========     ==========

SELECTED KEY DATA:
Net Interest Margin                                         3.88 %         4.29%          3.93%          4.51%
Efficiency Ratio                                           74.47 %        74.51%         69.15%         73.60%
Return on Average Assets-Core                               0.10 %         0.48%          0.44%          0.53%
Return on Average Assets-Net (Loss) Income                 (0.32)%         0.48%          0.03%          0.53%
Return on Average Stockholders' Equity-Core                 1.60 %         7.51%          7.14%          7.93%
Return on Average Stockholders'
      Equity-Net (Loss) Income                             (5.26)%         7.51%          0.41%          7.93%
Stockholders' Equity to Total Assets (Period End)           6.10 %         5.84%          6.10%          5.84%

--------------------------------------------------------------------------------------------------------------


                                     -more-

                            CENTURY BANCSHARES, INC.
                        FINANCIAL HIGHLIGHTS (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------------------
                                                             Quarter Ended                          Nine Months Ended
                                                             September 30,                            September 30,
                                                     -------------------------------           --------------------------------
(Dollars in thousands, except per share amounts)         2001              2000                    2001              2000
                                                     -------------     -------------           -------------     --------------
SELECTED AVERAGE BALANCES:
Loans (net)                                          $    292,421       $   221,849            $    281,851      $     209,055
Investment Securities                                      77,491            99,107                  90,235             81,692
Federal Funds Sold                                          6,377             9,197                   4,717             12,015
Interest Bearing Deposits in Other Banks                    8,184             6,344                   3,853              8,974
                                                     -------------     -------------           -------------     --------------
Total Earning Assets                                      384,473           336,497                 380,656            311,736
                                                     -------------     -------------           -------------     --------------
Total Assets                                         $    412,409      $    361,814            $    410,965      $     334,152
                                                     =============     =============           =============     ==============
Interest Bearing Deposits                            $    273,768      $    226,347            $    272,080      $     216,232
Borrowings                                                 54,551            58,292                  56,463             43,658
                                                     -------------     -------------           -------------     --------------
Total Interest Bearing Liabilities                        328,319           284,639                 328,543            259,890
                                                     -------------     -------------           -------------     --------------
Noninterest Bearing Deposits                               53,645            51,393                  52,654             48,803
Total Deposits                                            327,413           277,740                 324,734            265,035
Total Liabilities                                         387,083           338,882                 385,799            311,827
Stockholders' Equity                                       25,326            22,932                  25,166             22,325
                                                     -------------     -------------           -------------     --------------
Total Liabilities and Equity                         $    412,409      $    361,814            $    410,965      $     334,152
                                                     =============     =============           =============     ==============


ALLOWANCE FOR CREDIT LOSSES:
Balance - Beginning of Period                        $      2,955      $      2,411            $      2,958      $       2,209
Provision for Credit Losses                                   725               275                   1,545                715
Charge-offs                                                   244               423                   1,148                709
Recoveries                                                     80                49                     161                 97
                                                     -------------     -------------           -------------     --------------
Balance - End of Period                              $      3,516      $      2,312            $      3,516      $       2,312
                                                     -------------     -------------           -------------     --------------


ASSET QUALITY:
Nonaccrual Loans                                                                               $        196      $       1,043
90 Days Past Due                                                                                        477                216
Other Real Estate Owned                                                                                 321                114
                                                                                               -------------     --------------
Total Nonperforming Assets                                                                     $        994      $       1,373
                                                                                               -------------     --------------
Nonperforming Assets to Total Assets                                                                   0.24%              0.34%
Allowance for Credit Losses to Nonperforming Loans                                                   522.44%            183.64%
Allowance for Credit Losses to Total Loans                                                             1.21%              0.96%

--------------------------------------------------------------------------------------------------------------------------------



                                     # # #